UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 10, 2006

                           INTRAOP MEDICAL CORPORATION
             (Exact name of registrant as specified in its charter)

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           Nevada                        000-49735               87-0642947
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(State or other jurisdiction of    (Commission File Number)    (IRS Employer
         incorporation)                                      Identification No.)

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                               570 Del Rey Avenue
                               Sunnyvale, CA 94085

               (Address of principal executive offices) (Zip Code)
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       Registrant's telephone number, including area code: (408) 636-1020


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14.a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 1.01         Entry into a Material Definitive Agreement.

     On April 10, 2006, Intraop Medical Corporation (the "Company") entered into an Amended and Restated Inventory and Receivables Purchase Agreement with E.U. Capital Venture, Inc. and E.U.C. Holding (together, "E.U."). The Agreement amends and restates the Inventory and Receivables Purchase Agreement dated as of August 16, 2005 by and between the Company and E.U. to clarify and amend certain terms and conditions pursuant to which the Company can finance inventory and receivables up to an aggregate amount outstanding at any one time of $3 million under the Agreement.

Item 9.01  Financial Statements and Exhibits

(d)      Exhibits

Exhibit No.

10.18 Amended and Restated Inventory and Receivables Purchase Agreement dated as of April 10, 2006 by and between the Company and E.U. Capital Venture, Inc. and E.U.C. Holding.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   INTRAOP MEDICAL CORPORATION


Date:  April 12, 2006                              By: /s/ Howard Solovei
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                                                   Howard Solovei
                                                   Chief Financial Officer